                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

         This SECOND AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement"), dated as of May 14, 1996, made by GENEVA STEEL COMPANY, a Utah corporation (the "Grantor"), in favor of CITICORP USA, INC., as the agent under the Credit Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Grantor and the Agent are parties to a certain Amended and Restated Security Agreement, dated as of November 7, 1994 (the "Existing Security Agreement"); and

         WHEREAS, the Grantor has entered into a Second Amended and Restated Revolving Credit Agreement, dated as of May 14, 1996, with the financial institutions party thereto and the Agent (said Agreement, as it may be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined); and

         WHEREAS, the Grantor and the Agent desire to amend and restate the Existing Security Agreement in its entirety; and

         WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit that the Grantor shall enter into this Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Revolving Credit Loans and the Issuers to issue Letters of Credit, the Grantor hereby agrees with the Agent that the Existing Security Agreement is hereby amended and restated in its entirety as follows:

         1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  "Account" means any "account," as such term is defined in
         Section 9-106 of the UCC, now owned or hereafter acquired by the Grantor and, in any event, includes, without limitation, but subject to the foregoing, (a) all Accounts arising out of the sale of steel plate, steel sheet, steel pipe, steel slab and any other goods sold or leased or services rendered by the Grantor and (b) all Accounts of the

         Grantor arising under the Mannesman Agreement now owned or hereafter received or acquired by or belonging or owing to the Grantor (including, without limitation, under any trade name, style or division thereof).

                  "Account Debtor" means any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

                  "Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

                  "General Intangible" means any "general intangible," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Grantor, and includes, without limitation, all customer lists, licenses, permits, rights of indemnification and all right, title and interest which the Grantor may now or hereafter have in or under any contract or agreement, now owned or hereafter acquired by the Grantor (in all cases to the extent assignable and to the extent the security interest and Lien created hereunder are not prohibited by agreement).

                  "Inventory" means any "inventory," as such term is defined in
         Section 9-109(4) of the UCC, now owned or hereafter acquired by the Grantor, and wherever located, and, in any event, includes, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by the Grantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Grantor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods held for sale or lease, and including, without limitation, all steel plate, steel sheet, steel pipe, steel slab, coal, coke, iron ore, iron ore pellets, scrap metal and limestone.

                  "Proceeds" means "proceeds," as such term is defined in
         Section 9-306(1) of the UCC.

                  "Secured Obligations" means the Obligations and all obligations of the Grantor now or hereafter existing pursuant to this Agreement.

                  "Secured Parties" means the Agent, the Lenders and the Issuers.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2.  Grant of Security Interest.

                  (a) As collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Secured Obligations, the Grantor hereby confirms and continues the security interest created pursuant to the Existing Security Agreement and assigns, conveys, mortgages, pledges, hypothecates and transfers to the Agent, on behalf of and for the ratable benefit of the Secured Parties, and hereby grants to the Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in, all of the Grantor's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

                  i)  all Accounts of the Grantor;

                  ii)  all General Intangibles of the Grantor;

                  iii)  all Inventory of the Grantor; and

                  iv) to the extent not otherwise included, all Proceeds of each of the foregoing.

                  (b) Notwithstanding Section 2(a) hereof, the security interests created or granted hereby in Accounts determined not to be Eligible Receivables pursuant to paragraph (a) or (b) of the definition of Eligible Receivables and spare parts, if any, each as may be now owned or hereafter acquired by the Grantor, may be released, in the Agent's sole discretion, upon the Borrower's request; provided, however, that the aggregate Fair Market Value of any Collateral released pursuant to this Section 2(b) from the Closing Date through the Termination Date shall not exceed $25,000,000; and provided, further, however, that the security interest in the Collateral requested to be released shall not be released except upon receipt by the Agent of the proceeds of the sale, or financing secured by a Lien on, such Collateral. Any items of Collateral so released pursuant to the foregoing sentence, shall no longer be deemed Collateral for purposes of this Agreement. Upon any such release, the Agent shall (without recourse upon, or any warranty whatsoever by, the Agent), at the request and sole expense of the Grantor, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such release.

3.  Rights of the Agent; Limitations on the Agent's Obligations.

         (a) Subject to Section 6.18(b) of the Credit Agreement, all Proceeds shall be deposited in the Blocked Account. Any Proceeds, if not deposited in the Blocked Account, when first collected by the Grantor shall be promptly delivered by the Grantor in precisely the form received (with all necessary endorsements) to the Agent, and until so turned over shall be deemed to be held in trust by the Grantor for and as the Agent's property and shall not be commingled with the Grantor's other funds or properties. Such Proceeds, when so turned over, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, at the request of the Agent the Grantor shall deliver to the Agent all original and other documents evidencing, and relating to, the sale and delivery of the Inventory or the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to the occurrence of an Event of Default, the Grantor shall deliver photocopies thereof to the Agent at its request.

         (b) The Agent may at any time, after the occurrence and during the continuation of an Event of Default, notify Account Debtors of the Grantor, that the Accounts have been assigned to the Agent and that payments shall be made directly to the Agent, and upon the request of the Agent, the Grantor will so notify such Account Debtors.

         (c) The Agent may, in its own name or in the name of others, communicate with such Account Debtors, to verify with such persons to the Agent's satisfaction the existence, amount and terms of any such Accounts.

         (d) Upon reasonable prior notice to the Grantor (it being agreed that the Agent will use its best efforts to give at least two Business Day's prior notice, unless an Event of Default shall have occurred and be continuing, in which case no notice is necessary), the Agent shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and the Grantor agrees to furnish such reasonable assistance and information as the Agent may require in connection therewith. After the occurrence and during the continuation of an Event of Default, at the Agent's request the Grantor, at its own cost and expense, will cause certified independent public accountants satisfactory to the Agent to prepare and deliver to the Agent, at any time and from time to time promptly upon the Agent's request, the following reports: (i) a reconciliation of all its Accounts, (ii) an aging of all its Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as the Agent may request. The Grantor, at its expense, will cause certified independent public accountants satisfactory to the Agent to deliver to the Agent at its request the results of any periodic and cyclical verification of the Borrower's Inventory made or observed by such accountants.

         4. Representations and Warranties. The Grantor hereby represents and warrants to the Secured Parties as follows:

         (a) Each of the representations and warranties made by the Grantor in the Credit Agreement are true and correct in all material respects.

         (b) The Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good title thereto, free and clear of any and all Liens, except for the security interest granted pursuant to this Agreement and Permitted Liens. No Accounts are evidenced by instruments (however, certain Proceeds of Accounts may be evidenced by instruments).

         (c) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed by the Grantor in favor of the Secured Parties pursuant to this Agreement, and (ii) those for which a valid release has been executed and filed with the appropriate public office.

         (d) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, this Agreement is effective to create a valid and continuing Lien on the Collateral (other than Collateral consisting of Inventory located outside of such jurisdictions at the time when the Borrower first takes title thereto or otherwise first acquires any interest therein) prior to all other Liens (other than Permitted Liens and with respect to unidentifiable Proceeds). All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken except as above stated in respect of certain Inventory. If, after the date hereof, additional filings are required to create a valid and continuing Lien on the Collateral prior to all other Liens

(other than Permitted Liens and with respect to unidentifiable Proceeds), Borrower shall promptly notify the Agent, submit an appropriate amendment to
Schedule I hereto and file all such financing statements.

         (e) Except as otherwise designated in advance by the Grantor pursuant to Section 5(n), the Grantor's principal place of business and the place where its records concerning the Collateral are kept, and the location of its Inventory are set forth on Schedule II hereto.

         (f) The amount represented by the Grantor to the Agent from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of the Grantor will at such time be, to the best knowledge of the Grantor, the correct amount actually and unconditionally owing by such Account Debtors thereunder except as set forth therein.

         5. Covenants. The Grantor covenants and agrees with the Secured Parties that from and after the date of this Agreement and until the Secured Obligations are fully satisfied:

         (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Agent may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby and transferring Proceeds to the Agent's possession (if a security interest in such Proceeds must be perfected by possession). The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. If any of the Collateral shall be or become evidenced by any instrument, the Grantor agrees to pledge such instrument to the Agent and shall duly endorse (without representation, warranty or recourse) such instrument in a manner reasonably satisfactory to the Agent and promptly deliver the same to the Agent.

         (b) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. For the Secured Parties' further security, the Grantor agrees that the Secured Parties shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral and, if an Event of Default shall have occurred and be continuing, the Grantor shall deliver and turn over any such books and records (or copies thereof) to the Agent or to its representatives at any time on demand of the Agent.

         (c) Indemnification. In any suit, proceeding or action brought by any Secured Party relating to any Account or General Intangible for any sum owing thereunder, or to enforce any provision of any Account or General Intangible, the Grantor will save, indemnify and keep the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against any Secured Party.

         (d) Compliance with Laws, Etc. The Grantor will comply, in all material respects, with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor's business; provided, however, that the Grantor may contest any Requirements of Law in any reasonable manner which shall not, in the sole judgment of the Agent exercised reasonably, adversely affect the Secured Parties' rights hereunder or adversely affect the lien on and security interest in the Collateral.

         (e) Payment of Obligations. The Grantor will pay promptly before the same shall become delinquent all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including, without limitation, claims for labor, materials and supplies), except that no such charge need be paid if (i) such non-payment does not involve a reasonable likelihood of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

         (f) Compliance with Terms of Accounts, Etc. In all material respects, the Grantor will comply with and perform with all obligations, covenants, conditions and agreements with respect to any Account which is Collateral.

         (g) Limitation on Liens on Collateral. The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral (other than Permitted Liens), and will defend the right, title and interest of the Secured Parties in and to any of the Grantor's rights under the General Intangibles which are Collateral and to the Inventory which is Collateral and Accounts which are Collateral and in and to the Proceeds thereof against the claims and demands of all persons whomsoever, subject however, to the Grantor's right to sell such Accounts and Inventory and to disburse cash Proceeds, in each case as provided in the Credit Agreement.

         (h) Limitations on Modifications of Accounts. During the continuance of an Event of Default, the Grantor will not, without the Agent's prior written consent, grant any extension of the time of payment of any of the Accounts, or compromise, compound or settle the same for less than the full amount thereof, or release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         (i) Maintenance of Insurance. The Grantor will maintain, with financially sound and reputable companies, insurance policies insuring its Inventory against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses, such policies to be in such amounts, with such deductibles, and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, with a lender loss payable clause in favor of the Agent, for the benefit of the Secured Parties. The Grantor shall, if so requested by the Agent, deliver to the Agent as often as the Agent may reasonably request, a report of a reputable insurance broker satisfactory to the Agent with respect to the insurance on its Inventory. All insurance with respect to the Inventory shall (i) contain a clause which provides that the interest of the Agent, for the benefit of the Secured Parties, under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, and (ii) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof.

         (j) Limitations on Disposition. The Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted under the Credit Agreement.

         (k) Further Identification of Collateral. The Grantor will, if so requested by the Agent, furnish to the Agent, as often as the Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

         (l) Notices. The Grantor will advise the Agent promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral (other than pursuant to the Blocked Account Letter, Permitted Liens on Inventory and disbursement of cash Proceeds), and (ii) of the occurrence of any other event which is reasonably likely to have a material adverse effect on the aggregate value of the Collateral or in the security interests created hereunder.

         (m) Right of Inspection. The Agent shall at any reasonable time and from time to time upon reasonable prior notice to the Grantor (it being agreed that the Agent will use its best efforts to give at least two Business Days' prior notice, and unless an Event of Default shall have occurred and be continuing, in which case no prior notice is necessary) have full and free access to all the books and records and (subject to any legal privilege) correspondence of the Grantor, and the Agent or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Agent and its representatives shall at all times also have the right to enter into and upon any premises belonging to, or under the control of, the Borrower where any of the Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein, after giving any appropriate notice as required above.

         (n) Continuous Perfection. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading. The Grantor will not change its principal place of business or remove its records or change the location of its Inventory as set forth on Schedule II hereto, unless it gives the Agent at least 30 days' prior written notice thereof and has taken such action as is necessary to cause the security interest of the Secured Parties in the Collateral to continue to be perfected.

         6.  The Agent's Appointment as Attorney-in-Fact.

         (a) The Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Agent may deem necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor to do the following:

                  (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or in its own name or otherwise, to take possession of and endorse (without representation, warranty or recourse whatsoever) and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable; and

                  (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse (without representation, warranty or recourse whatsoever) any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral;
         (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties' Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

         (b) The Agent agrees that, except after the occurrence and during the continuance of an Event of Default, it will forbear from exercising the power of attorney or any powers or rights granted to the Agent pursuant to this Section
6. The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6, being coupled with an interest, shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

         (c) The powers conferred on the Agent hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be required to give an accounting only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

         (d) The Grantor also authorizes the Agent, at any time and from time to time after the occurrence and during the continuance of an Event of Default, to execute without recourse and without representation or warranty of any kind (except as to ability to convey title), in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         7. Performance by the Agent of the Grantor's Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance shall, without further action on the part of the Grantor or compliance with Section 3.3 (or minimum borrowing amounts) of the Credit Agreement, be added to the outstanding principal amount of Revolving Credit Loans made as Base Rate Loans.

         8.  Remedies, Rights After Event of Default.

         (a) After the occurrence and during the continuance of an Event of Default, the Agent may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or any of the Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each of the Secured Parties shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold to the extent allowed by law, free of any right or equity of redemption, which equity of redemption the Grantor hereby releases. The Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at the Grantor's premises or such other location near the Grantor's premises to which the Agent has full access (in the case of Inventory) or otherwise at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 8(e) hereof, the Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Agent account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Agent arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Parties are entitled, the Grantor also being liable for the fees and expenses of any attorneys employed by any Secured Party to collect such deficiency.

         (b) Any Secured Party shall have the right (but not the obligation) to take any action and use any equipment of the Grantor necessary or desirable to complete any work-in-process.

         (c) The Grantor also agrees to pay all costs of the Secured Parties, including, without limitation, attorneys' fees and expenses, incurred in connection with the enforcement of any of their rights and remedies hereunder.

         (d) The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         (e) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Agent in the following order of priorities:

                  First, to the payment of the reasonable costs and expenses of such sale, including, without limitation, all reasonable expenses of the Agent and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Secured Parties in connection therewith or pursuant to Section 7 hereof;

                  Next, to the Secured Parties, for the payment in full of the Secured Obligations in accordance with the terms of the Credit Agreement; and

                  Finally, after payment in full of all the Secured Obligations, to the Grantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

         9. Limitation on the Secured Parties' Duty in Respect of Collateral. None of the Secured Parties shall have any duty as to any Collateral in their possession or control or in the possession or control of any agent or nominee of any of them or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Upon request of the Grantor, each Secured Party shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         10. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Grantor, addressed to it at 10 South Geneva Road, Vineyard, Utah 84058,
Attention: Chief Financial Officer, and if to any Secured Party, addressed to it in care of the Agent at 399 Park Avenue, New York, New York 10043, Attention:
Keith Karako, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation or receipt, delivered to the cable company, or delivered by hand to the addressee or its agent, respectively.

         11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

         12. No Waiver; Remedies. (a) No failure on the part of any Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or any of the other Loan Documents.

         (b) Failure by any Secured Party at any time or times hereafter to require strict performance by the Grantor of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Grantor or any such other person and delivered to the Secured Parties shall not waive, affect or diminish any right of the Secured Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any Secured Party, or any agent, officer or employee thereof.

         13. Successors and Assigns. This Agreement and all obligations of the Grantor hereunder shall be binding upon the successors and assigns of the Grantor, and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties and their respective successors and assigns.

         14. Governing Law. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

         15. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND EACH SECURED PARTY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENT RELATING TO ANY OF THE FOREGOING.

         16. Further Indemnification. The Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         17. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

         18. Termination of Security Interest. Subject to Section 2(b) hereof, this Agreement and the security interests created or granted hereby shall terminate when the Secured Obligations shall have been fully and indefeasibly paid and satisfied and the Revolving Credit Commitments terminated, at which time the Agent (without recourse upon, or any warranty whatsoever by, the Agent) shall promptly execute and deliver to the Grantor, for filing in each office in which this Agreement or any related notice or filing, or any part thereof, shall have been filed, an instrument releasing the Secured Parties' security interest granted hereby as the Grantor may reasonably request, all without recourse upon, or any warranty whatsoever by, the Agent and at the cost and expense of the Grantor.

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.

                                        GENEVA STEEL COMPANY

                                        By:      /S/Dennis L. Wanlass
                                               ---------------------------------
                                         Name:   Dennis L. Wanlass
                                         Title:  Vice President, Treasurer and
                                                 Chief Financial Officer

Accepted and acknowledged by:

CITICORP USA, INC., as Agent

By:   /S/Keith R. Karako
      -------------------------------
      Name:      Keith R. Karako
      Title:     Attorney-in-Fact

                                  SCHEDULE I TO

                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

                                     FILINGS

Filings under the Uniform Commercial Code have been made in the office of the Secretary of State (or similar appropriate central filing office) in all 50 states of the United States and in the District of Columbia. In addition, county filings have been made in the appropriate county offices for filings under the Uniform Commercial Code in each of the following counties:

      Cambria County, Pennsylvania
      Somerset County, Pennsylvania
      Dickenson County, Virginia

                                 SCHEDULE II TO
                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

                   LOCATION OF RECORDS AND CERTAIN COLLATERAL

Location of Books
and Records

Geneva Steel Company
10 South Geneva Road
Vineyard, Utah 84058
(Chief Executive Office)

and

manufacturing and mining
facilities located at the
following addresses:

12370 South West Mountain Road
Genola, Utah  84655

12 miles west of Cedar City on
Highway 56, then two Miles North
on Iron County Road in Iron County, Utah

Location of
Inventory

1. Several manufacturing and mining locations within the State of Utah and Minnesota.

2. Temporarily stockpiled or in transit to or from various locations, including, primarily
      (as of the date hereof) the States of
      Minnesota, Texas, Louisiana, Illinois,
      Pennsylvania, Virginia, West Virginia,
      Colorado, Nevada, Missouri, Ohio,

      California, Oregon, Washington, Oklahoma,
      Iowa, Tennessee, Alabama, Nebraska, Idaho and Kansas.

3. Various locations in the State of Utah for processing.